U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  June 25, 2003


                                DST MEDIA, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-49749
                           (Commission File Number)

                                  95-4881015
                     (I.R.S. Employer Identification No.)

2650 Jamacha Road, 147-2, El Cajon, California   92019
   (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code:  619-659-0485

         2000 Hamilton Street, #520, Philadelphia, Pennsylvania 19130 (Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On June 10, 2003, Michael Tay ("Tay"), the sole shareholder of DST Media, Inc. ("DST," "Company," or "Registrant"), entered into a Stock Purchase Agreement with Lauren Scott ("Scott") pursuant to which Lauren Scott acquired 8,280,000 shares owned by Tay on June 25, 2003. The total consideration paid by Lauren Scott for the shares was $25,000. Lauren Scott used personal funds to purchase the DST shares. Before to this transaction there was no relationship between Lauren Scott and the Company or Tay nor did Lauren Scott own any securities of the Company. Lauren Scott now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of DST nominated Lauren Scott to the Board of Directors and all former officers and directors resigned. Lauren Scott was then named President, Secretary and Treasurer of the Company.

       Prior to the sale, DST had 8,280,000 shares of common stock outstanding.

       Copy of the Stock Purchase Agreement reflecting the sale of the 8,280,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

       The following table sets forth, as of August 26, 2003, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

TITLE OF CLASS NAME AND ADDRESS OF                                   AMOUNT AND PERCENT OF
               BENEFICIAL OWNER (1)                                   NATURE OF  CLASS (2)
                                                                     BENEFICIAL
                                                                      OWNERSHIP
-------------- ------------------------------------------------     ----------- ----------
Common Stock   Lauren Scott                                           8,280,000       100%
               2650 Jamacha Road, 147-2,
               El Cajon, California 92019

Common Stock   All Officers and Directors as a Group (1 person)       8,280,000       100%

   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 8,280,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

       As a result of the transaction as described under Item 1 above, the Company has relocated its offices to 2650 Jamacha Road, 147-2, El Cajon, California 92019, and its new telephone number is 619-659-0485.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


DST MEDIA, INC.



By: /s/ Lauren Scott             Date: August 26, 2003
----------------------------
Name:  Lauren Scott
Title:  President